EXHIBIT 10.05 - SUBSCRIPTION AGREEMENT WITH MAY JOAN LIU

                     ASDAR INC., A NEVADA CORPORATION

SUBSCRIPTION DOCUMENTS

The attached Subscription Documents must be completed and delivered to ASDAR Inc., a Nevada corporation ("Company") as follows:

MAIL TO:        ASDAR Inc.
1239 West Georgia Street, Suite 3004, Vancouver, British Columbia V6E 4R8

Subscriptions must be paid (at a price of $0.70 per Unit) by a personal check or by a cashier's check or by a bank wire transfer. For payment, refer to Payment Instructions on page 3.

SECTION A - HOW TO SUBSCRIBE

To subscribe for units to be issued by the Company which are comprised of (i) one share of the Company's $.001 par value common stock and (ii) a warrant which will enable you to acquire from the Company one share of the Company's $.001 par value common stock at a purchase price of $.75 per share ("Units") at a purchase price of $.70 per Unit, you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

                                  250,000                  175,000 US
1.      Minimum Investment - __________________Units ($__________________).

2. Be sure to provide your correct name, address and Social Security number or tax identification number, as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements - The following requirements have been established for the various capacities in which Units may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.
PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of Units.

5.      Furnish the following:
(a) Completed Subscription Agreement;
(b) Supporting material if required (see Item 4 above);
(c) A personal check or cashier's check or bank wire transfer in the amount of your subscription (Refer to Payment Instructions on page 3).

SECTION B - SUBSCRIPTION AGREEMENT
                                           250,000
The undersigned hereby subscribes to __________________Units, each Unit consisting of (i) one share of the Company's $0.001 par value common stock and
(ii) a warrant for the purchase of one share of the Company's $0.001 par value common stock at a purchase price of $0.75 per share.

The undersigned confirms receipt of a Prospectus and has had an opportunity to and has read the Prospectus and has had the opportunity to receive clarification from representatives of the Company concerning the contents of the Prospectus. The undersigned further acknowledges that no representations, written or oral, other than those contained in the Prospectus have been made in connection with the offering of the Units and this Subscription Agreement.

The undersigned is aware that:

1). The Company has the right to accept or reject this subscription in whole or in part. This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the order in which subscriptions are received.

2). The Company will hold all funds received in a separate account until five (5) days after it has received and accepted subscriptions for not less than 1,000,000 Units in the aggregate.

3). Subscriptions for Units are irrevocable and shall survive the subscriber's death or disability. Payment in full of the purchase price of the Units is due and must be made upon subscription.

How to Subscribe

You are subscribing to purchase a total of ____250,000_______ Units at $.70 per Unit ($__175,000 US______) by (check and initial applicable line):

________        $_______________(_________Units) paid by cashier's check;

________        $_______________(_________Units) paid by personal check; or

       X              175,000     250,000
___ _____       $_______________(_________Units) paid by wiring funds.


MAKE CHECK PAYABLE TO:  "ASDAR Inc."

MAIL TO:        ASDAR Inc.
1239 West Georgia Street, Suite 3004
Vancouver, British Columbia V6E 4R8.

WIRE TRANSFER INSTRUCTIONS:

Intermediary Bank:              Harris Bank International
                                New York
ABA:                            026007760
SWIFT:                          HATRUS33

Beneficiary Bank:               Bank of Montreal
                                First Bank Tower
                                595 Burrard Street
                                Vancouver, BC V7X 1L7

Beneficiary Name:               ASDAR Group Inc.
Beneficiary Acc. No.:           4687-341

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Units are to be registered:

                        /s/ MAY JOAN LIU
NAME:(1)___________________________________

Soc. Sec. or Tax I.D. No.___717 702 054__________

NAME:(2)___________________________________

Soc. Sec. or Tax I.D. No._______________________

                1066 Groveland Rd., West Vancouver, B.C., V7S 1Z4
Address:_________________________________________________________________
________________________________________________________________________
Title to your purchased Units is to be held as follows (check and initial one):

a.      ________        Husband & Wife, as community property
b.      ________        Joint Tenants
c.      ________        Tenants in Common
d.      ___X____        Individual
e.      ________        Corporation
f.      ________        Partnership
g.      ________        Trust
h.      ________        Other:

Please Describe_____________________________________________________________


NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.


This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

             January 31
DATED:____________________ 2001, at ________________________________________

          /s/ May Joan Liu
(1)___________________________________ (2)___________________________________


NOTE: If Units are to be registered in more than one name, all subscribers must sign.



Acceptance of Subscription

Agreed to and accepted:

By:     ASDAR Inc.,
        a Nevada corporation

                /s/ Robert Waters
By:     ____________________________________
        President

                /s/ Jack Sha
By:     ____________________________________
        Secretary